UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (214) 792-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02    Results of Operations and Financial Condition.
On January 25, 2024, Southwest Airlines Co. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year 2023 (the “2023 Earnings Release”), referencing a change in estimate related to the the ratification bonus for its Pilots which was recorded in fourth quarter 2023. The change in estimate represented the Company's best estimate, at that time, with regards to the ratification bonus that is to be paid to each eligible Pilot, as determined as of the January 22, 2024, ratification date of the collective bargaining agreement with the Southwest Airlines Pilots’ Association.

Since the issue date of the 2023 Earnings Release, the Company was able to complete additional and detailed analysis to refine its Pilot ratification bonus accrual estimates as of December 31, 2023, including the related payroll taxes. As a result of this assessment, the Company accrued an additional $51 million expense (compared to the amount stated in the 2023 Earnings Release), as reflected in Salaries, wages, and benefits within Operating expenses, in the Updated Fourth Quarter and Fiscal Year 2023 Financial Results (the “Updated 2023 Financial Results”). The Company is providing the Updated 2023 Financial Results to update results furnished in the 2023 Earnings Release.

The Updated 2023 Financial Results are furnished herewith as Exhibit 99.1 and are incorporated by reference into this Item 2.02.

Item 7.01    Regulation FD Disclosure.
The Company is also updating guidance furnished in the 2023 Earnings Release regarding its first quarter and full year 2024 operating expenses per available seat mile, excluding fuel and oil expense, special items, and profitsharing. Please refer to the Updated 2023 Financial Results, which are furnished herewith as Exhibit 99.1 and are incorporated by reference into this Item 2.02, for more information.

The information furnished in these Items 2.02 and 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

99.1 Updated 2023 Financial Results
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

February 6, 2024	By:	/s/ Tammy Romo

Tammy Romo
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)